Exhibit 99.2

iMedicor, Inc. Announces John Schneller As Chief Financial Officer

Windermere, FL / ACCESSWIRE / May 6, 2014 / iMedicor, Inc.  (OTC:VMCI), a provider of portal-based, software services for the healthcare industry, announced that on May 1, 2014, the Board of Directors of iMedicor, Inc. appointed John Schneller to the position of Chief Financial Officer.  Mr. Schneller joined the Board of iMedicor in July 2013 and as a member of the management team in January, 2014 as Senior Vice President of Finance. He was recently promoted to the position of acting Chief Financial Officer and acting Principal Accounting Officer.  In addition to his responsibilities as Chief Financial Officer, Mr. Schneller will be a member of the executive management team, continue to serve on the Board of Directors in a non-independent capacity and will head the Company’s risk management effort. Mr. Schneller will immediately relinquish his position as Chairman of the Audit Committee of the Board of Directors.

Mr. Schneller has over 25 years of experience in the financial services industry including several senior positions at Wall Street firms as an analyst, investment banker and money manager.  For the past seven years Mr. Schneller served as a Partner and senior investment banker at the boutique investment banking firm of Scura Paley & Company.  Mr. Schneller earned a Bachelor of Arts degree in history at the University of Massachusetts and a Master of Business Administration degree from Cornell University’s Johnson Graduate School of Management.

Robert McDermott, CEO of iMedicor stated, “We are pleased that the Board decided to appoint Mr. Schneller to the position of Chief Financial Officer based on his contributions as Senior Vice President of Finance and acting Chief Financial Officer.  His expertise in finance and accounting adds significant depth and strength to our executive team.”  Mr. Schneller added, “I was very pleased to be appointed to the position of Chief Financial Officer.  I have enjoyed working with iMedicor’s executive team and look forward to assuring that the financial infrastructure of the company is adequate to support the customer and revenue growth trajectory for which the Company is planning in the months and years to come.”

ABOUT IMEDICOR

iMedicor is a national provider of secure, HIPAA-compliant communications solutions for the healthcare community. iMedicor offers physicians, patients and other healthcare providers the use of a secure, HIPAA-compliant communications network that addresses current federal standards for security and interoperability as defined by Meaningful Use regulations. iMedicor also serves as a leading national Meaningful Use consultancy that assists doctors and dentists convert from paper to electronic health records (EHRs) while qualifying under Meaningful Use Federal Incentive Funding guidelines.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release are forward-looking statements. These statements relate to future events or to the Company's future financial performance and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Such risks, uncertainties and other factors, which could impact the Company and the forward-looking statements contained herein are included in the Company's filings with the Securities and Exchange Commission. Actual results could differ materially from those anticipated in these forward-looking statements.

For more information contact: John Schneller at iMedicor, 888-810-7706, ext. 822.

SOURCE: iMedicor, Inc.